THE GROWTH FUND
OF SPAIN, INC.

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

        "... Despite achieving the highest annual total return (based on net asset value) in its history, there were a couple of early decisions that prevented the fund from outperforming the market..."




                                                             [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
7
Largest Holdings
7
Portfolio Statistics
8
Portfolio of Investments
10
Report of Independent Auditors
11
Financial Statements
13
Notes to Financial Statements
16
Financial Highlights
17
Description of Dividend Reinvestment Plan

AT A GLANCE
-----------------------------------------------------------------------------
TOTAL RETURNS
-----------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1996


                              BASED ON    BASED ON
                              NET ASSET    MARKET
                                VALUE      PRICE
-----------------------------------------------------------------------------
THE GROWTH FUND
OF SPAIN, INC.                 24.12%      22.38%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-----------------------------------------------------------------------------
                               AS OF      AS OF
                              11/30/96   11/30/95
-----------------------------------------------------------------------------
NET ASSET VALUE                $15.67    $ 13.33
-----------------------------------------------------------------------------
MARKET PRICE                   $12.50    $10.875
-----------------------------------------------------------------------------


Statistical Note: Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to reduce the possibility of a loss on an investment.

INFLATION A continuing rise in the general level of prices of goods and services. The purchasing power of the monetary unit, such as the dollar, declines when inflation is present.

MADRID STOCK EXCHANGE (MSE) GENERAL INDEX An unmanaged group of the 96 most frequently traded stocks on the Madrid Stock Exchange. The MSE General Index is comprised of the following nine sectors: banks and financials, telecommunications and motorways, construction, utilities, food, investment companies, metals and machinery, oil and chemicals and miscellaneous. The index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect the reinvestment of dividends from its constituent securities.

VALUE-ADDED TAX (VAT) A consumption tax levied on the value added to a product at each stage of its manufacturing cycle as well as at the time of purchase by the ultimate consumer.

2

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO BECAME PORTFOLIO CO-MANAGER OF THE FUND IN MARCH 1994, WHEN HE JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI). HE IS AN EXECUTIVE VICE PRESIDENT OF ZKI AND A CHARTERED FINANCIAL ANALYST. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA.

EDUARDO SUAREZ HAS BEEN PORTFOLIO CO-MANAGER OF THE FUND SINCE ITS INCEPTION IN FEBRUARY 1990. HE IS THE CHIEF EXECUTIVE OFFICER OF BSN GESTION DE PATRIMONIOS, S.A., S.G.C. (BSN GESTION). SUAREZ RECEIVED A LAW DEGREE FROM DEUSTO UNIVERSITY IN 1977 AND A BUSINESS ADMINISTRATION DEGREE FROM ICADE IN 1978.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

A YEAR OF RECORD-BREAKING HIGHS IN THE SPANISH STOCK MARKET HELPED THE GROWTH FUND OF SPAIN, INC. RETURN NEARLY 25% FOR THE PERIOD -- THE HIGHEST ANNUAL RETURN (BASED ON NET ASSET VALUE) IN THE FUND'S HISTORY. A CAUTIOUS INVESTMENT STRATEGY EARLY IN THE YEAR, HOWEVER, PREVENTED THE FUND FROM MATCHING THE PERFORMANCE OF THE MARKET.

Q    IN ABSOLUTE TERMS, THE GROWTH FUND OF SPAIN, INC. PRODUCED THE HIGHEST
ANNUAL RETURN (24.12% BASED ON NET ASSET VALUE) IN ITS HISTORY, YET THE MADRID GENERAL INDEX ROSE EVEN HIGHER (29.63%). WHAT DROVE THE MARKET'S PERFORMANCE AND WHAT PREVENTED THE FUND FROM FULLY PARTICIPATING?

A    After a year of strong performance, the Spanish market hit a historical high in November. This record-breaking performance was due, in part, to decreased inflation in the first half of the year resulting from the positive effects of value-added tax increases enacted in early 1995. Investors did get a little leery about inflation early in the second half which caused interest rates to creep up a bit. But, inflation was low and a rate cut by the Bank of Spain helped both the bond and equity markets. Interest rate-sensitive sectors -- a dominant sector in this market overall -- benefited significantly from this economic environment. Banks, for instance, had a strong first half of the year. In the second half, continuing efforts to privatize Spanish utilities increased values after the sector's somewhat lackluster performance in the first six months.

     Despite achieving the highest annual total return (based on net asset value) in its history, there were a couple of early decisions that prevented the fund from outperforming the market and the Lipper Analytical Services, Inc. European Regional Fund category average total return of 29.08%. One of the main reasons was our cash position in the first half of the year. With about 18% in cash, we were underinvested at a time when the market was rallying strongly. We were anticipating a correction in the market at that point and were cautious at a time when we needed to be more fully invested. We began reducing the cash balance during the summer months. At the end of the period, it was around 10%. Another opportunity that we missed was with mid- and small capitalization companies. They had a good year and we didn't have enough exposure to them.

     Overall, our investment strategy was to focus on high quality, interest rate-sensitive stocks. At the end of the fiscal year, the fund had a nearly 28% position in banks and just over 30% of equity investments in utilities.

PERFORMANCE UPDATE


Q    WHAT EFFECT, IF ANY, DID THE VICTORY LAST SPRING OF THE POPULAR PARTY (PP)
OVER THE SOCIALISTS HAVE ON THE MARKET?

A     The market reacted negatively to the election results because the PP did not win an absolute majority. With only a simple majority, the PP had to establish an agreement with the regional Catalan party to work together. One of the major goals of the government is to cut the budget deficit yet the Catalan party is not a cost-saving party because it is more regionally focused. A short-lived post-election slip in the market was largely based on the Catalan party's lack of interest in cutting public spending. The market gains we saw later in the year were in reaction to the continuation of the previous government's policy of reducing budget deficits. Also, the increasing emphasis on the privatization of several Spanish industries was very positive for the market. The strong liquidity of domestic institutions buying into Spanish markets was a boost, as was the initialization of cross holdings -- companies taking stakes in each other's equity.

Q    WHAT WAS YOUR POSITION ON HEDGING DURING THE YEAR?

A    We did a very modest amount of hedging in the first quarter with about a
20% hedge on the U.S. dollar. If one establishes a hedge at the beginning of a rally of the dollar and gets out once it starts to weaken, it can be a strong position to take. We were somewhat off track with our timing, which hurt performance some. We took profits in the first quarter and afterward we weren't hedged at all. Since the peseta is expected to join the single European currency in the first wave, there is a lot of demand for higher-yielding peseta assets, adding to its strength vis-a-vis the U.S. dollar.

Q    WHAT IS YOUR OUTLOOK FOR THE SPANISH MARKET FOR THE NEXT SEVERAL MONTHS?

A    The high levels of the market by the end of the year suggest that a correction is quite possible in the new year. However, a continuous flow of cash from domestic funds and the strong confidence in the European Monetary Union
(EMU) give solid support to the market. There has been a very strong drive toward creating a single currency by 1999. Although the goal is for each country to have a balanced budget, the EMU will allow a three percent debt to Gross Domestic Product (GDP) ratio in the first stage. Spain has been disciplined in reducing its budget deficits, a commitment that has boosted the bond and equity markets and may continue to do so. In the coming months, we plan to take a less defensive approach to managing the fund, which should broaden our market exposure.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS*
REPRESENTING 34% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1996


--------------------------------------------------------------------------------
             HOLDINGS                                                 PERCENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.          ENDESA (UTILITIES)                                          9%
--------------------------------------------------------------------------------
2.          BANCO BILBAO-VIZCAYA                                        8%
            (BANKS AND FINANCIALS)
--------------------------------------------------------------------------------
3.          REPSOL (CHEMICALS)                                          7%
--------------------------------------------------------------------------------
4.          BANKINTER (BANKS AND FINANCIALS)                            5%
--------------------------------------------------------------------------------
5.          IBERDROLA (UTILITIES)                                       5%
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


-----------------------------------------------------------------------------------
                                                      ON 11/30/96      ON 11/30/95
-----------------------------------------------------------------------------------
SPANISH EQUITIES                                           89%              85%
-----------------------------------------------------------------------------------
SPANISH PESETA TIME DEPOSITS                                8               13
-----------------------------------------------------------------------------------
CASH EQUIVALENTS                                            3                2
-----------------------------------------------------------------------------------
                                                          100%             100%

                                          [PIE CHART]      [PIE CHART]
                                          ON 11/30/96      ON 11/30/95

* Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS


THE GROWTH FUND OF SPAIN, INC.

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                         NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------
BANKING--24.2%                           Argentaria                                            150,000   $  5,849
                                         Banco Bilbao-Vizcaya                                  432,500     21,875
                                         Banco Central Hispano                                 148,490      3,698
                                         Banco de Andalucia                                     35,130      4,978
                                         Banco Pastor, S.A.                                     17,500      1,027
                                         Banco Popular Espanol                                  65,500     12,695
                                         Bankinter                                             105,000     13,784
                                         ------------------------------------------------------------------------
                                                                                                           63,906
-----------------------------------------------------------------------------------------------------------------
CHEMICALS AND ENERGY--7.8%               Cristaleria                                            38,000      2,480
                                         Repsol                                                487,500     18,051
                                         ------------------------------------------------------------------------
                                                                                                           20,531
-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION AND PROPERTY                Fomento de Construcciones y Contratas (FCC)            90,000      7,610
DEVELOPMENT--7.3%                        Inmobiliaria Metropolitana Vasco Central,
                                           (Metrovacesa)                                        65,000      2,339
                                         Uralita                                               123,549        916
                                         Vallehermoso                                          403,049      8,388
                                         ------------------------------------------------------------------------
                                                                                                           19,253
-----------------------------------------------------------------------------------------------------------------
CONSUMER GOODS--5.1%                     Centros Commerciales Pryca                            470,000      9,872
                                         Continente                                             69,958      1,323
                                         Prosegur, CIA de Seguridad, S.A.                      100,000        815
                                         Vidrala, S.A.                                          22,575      1,377
                                         ------------------------------------------------------------------------
                                                                                                           13,387
-----------------------------------------------------------------------------------------------------------------
ELECTRIC AND OTHER                       Cantabrico                                            205,000      6,910
UTILITIES--26.8%                         Compania Sevillana de Electricidad                    215,000      2,017
                                         Empresa Nacional de Electricidad (ENDESA)             347,500     23,480
                                         Fuerzas Electricas de Cataluna (FECSA)                900,000      7,193
                                         Gas Natural                                            20,250      4,203
                                         Gas y Electricidad (GESA)                              77,500      4,369
                                         Iberdrola                                           1,190,000     13,738
                                         Union Electrica Fenosa                              1,157,500      8,724
                                         ------------------------------------------------------------------------
                                                                                                           70,634
-----------------------------------------------------------------------------------------------------------------
FOOD AND TOBACCO--.4%                 (a)El Aguila                                             120,627        605
                                      (a)Tele Pizza, S. A.                                      21,516        523
                                         ------------------------------------------------------------------------
                                                                                                            1,128
-----------------------------------------------------------------------------------------------------------------
INVESTMENT AND DIVERSIFIED               Alba                                                   32,154      3,027
COMPANIES--1.1%
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
METALS AND                               Aceronix                                               40,300      5,135
ENGINEERING--6.7%                        Azcoyen                                                50,200      4,167
                                         Zardoya Otis                                           78,500      8,365
                                         ------------------------------------------------------------------------
                                                                                                           17,667

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND                   Aumar                                                 400,000   $  6,162
MOTORWAYS--9.5%                          Autopistas Concesionarios (ACESA)                     479,125      5,809
                                         Compania Telefonica Nacional de Espana                600,000     13,158
---------------------------------------------------------------------------------------------------------------------
                                                                                                           25,129
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--88.9%
                                         (Cost: $173,800)                                                $234,662
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                                                 PRINCIPAL AMOUNT    VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Yield--6.75% to 6.88%
                                         Due--December 1996
                                         (PRINCIPAL AMOUNT IN SPANISH PESETAS)
                                         Banco Exterior Internacional                    1,212,963,000      9,367
                                         Chase Manhattan--London                           700,919,000      5,412
                                         J.P. Morgan & Company Inc.                        783,742,000      6,052
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--7.9%
                                         (Cost: $21,031)                                                   20,831
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--96.8%
                                         (Cost: $194,831)                                                 255,493
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--3.2%                      8,442
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $263,935
                                         ----------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $194,831,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $62,286,000, the gross unrealized depreciation was $1,624,000 and the net unrealized appreciation of investments was $60,662,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE GROWTH FUND OF SPAIN, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Growth Fund of Spain, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Spain, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                        Chicago, Illinois
                                        January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $194,831)                                                $255,493
------------------------------------------------------------------------
Cash (including foreign currency of $4,949 with a cost of
$5,062)                                                            5,170
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 4,385
------------------------------------------------------------------------
  Dividends and interest                                             320
------------------------------------------------------------------------
    TOTAL ASSETS                                                 265,368
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            1,156
------------------------------------------------------------------------
  Management fee                                                     219
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              48
------------------------------------------------------------------------
  Directors' fees and other                                           10
------------------------------------------------------------------------
    Total liabilities                                              1,433
------------------------------------------------------------------------
NET ASSETS                                                      $263,935
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $187,360
------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                             13,403
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                 60,518
------------------------------------------------------------------------
Undistributed net investment income                                2,654
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $263,935
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($263,935 / 16,840 shares outstanding)                            $15.67
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)

--------------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $ 7,770
--------------------------------------------------------------------------------
Interest                                                               2,285
--------------------------------------------------------------------------------
                                                                      10,055
--------------------------------------------------------------------------------
Less foreign taxes withheld                                            1,249
--------------------------------------------------------------------------------
    Total investment income                                            8,806
--------------------------------------------------------------------------------
Expenses:
  Management fee                                                       2,374
--------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                 275
--------------------------------------------------------------------------------
  Professional fees                                                      190
--------------------------------------------------------------------------------
  Reports to shareholders                                                 64
--------------------------------------------------------------------------------
  Directors' fees and other                                               54
--------------------------------------------------------------------------------
    Total expenses                                                     2,957
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  5,849
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                               11,311
--------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                        33,898
--------------------------------------------------------------------------------
Net gain on investments                                               45,209
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $51,058
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1996               1995
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  5,849              6,184
-------------------------------------------------------------------------------------------
  Net realized gain                                               11,311              7,448
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           33,898              9,656
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              51,058             23,288
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (7,157)            (7,767)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (4,942)                --
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (12,099)            (7,767)
-------------------------------------------------------------------------------------------
Payment for shares repurchased
(259 shares and 160 shares, respectively)                         (3,021)            (1,496)
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      35,938             14,025
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                227,997            213,972
-------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment
income of $2,654 and $7,015, respectively)                      $263,935            227,997
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. All securities that are traded on a Spanish securities exchange and for which market quotations are readily available are valued at the closing value on the principal exchange on which the securities are traded on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. If there are no quotations available for the day of valuation, the last available closing price will be used. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the settlement price established each day by the exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in Spanish pesetas are converted into U.S. dollar values at the mean between the bid and offered quotations of that currency against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Directors. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

 NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions, such as foreign currency transactions, differently from generally accepted accounting principles.

                             On December 9, 1996, the following per share dividends were declared, payable December 31, 1996, to shareholders of record on December 16, 1996:
                             $0.17 income, $0.32 short-term capital gains and $0.51 long-term capital gains.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Zurich
                             Kemper Investments, Inc. (ZKI), and pays a management fee at an annual rate of 1% of average weekly net assets. The Fund incurred a management fee of $2,374,000 for the year ended November 30, 1996.

                             ZKI utilizes the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. (the Spanish Adviser) pursuant to a sub-advisory agreement entered into between ZKI and the Spanish Adviser. For services provided under the sub-advisory agreement, ZKI pays a fee at an annual rate of .35% of the Fund's average weekly net assets to the Spanish Adviser. During the year ended November 30, 1996, ZKI incurred fees of $831,000 to the Spanish Adviser.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1996.

                             The Fund has a custodian agreement with Banco Santander, an affiliate of the Spanish Adviser, for custody of the Fund's Spanish securities. For the year ended November 30, 1996, the Fund incurred custody fees of $187,000 to Banco Santander.

                             Brokerage commissions paid on securities transactions to BSN Sociedad de Valores y Bolsa, an affiliate of the Spanish Adviser, amounted to $251,000 for the year ended November 30, 1996.

                             Certain officers or directors of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996, the Fund made no payments to its officers and incurred directors' fees of $23,000 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $118,599

                             Proceeds from sales                         123,780

--------------------------------------------------------------------------------

4    REPURCHASE
     OF SHARES               The Board of Directors of the Fund has authorized
                             the open market repurchase and retirement of up to three million shares (1,169,000 repurchased to date) of the Fund's outstanding stock. Shares repurchased during each of the last two fiscal years are as follows:

                                                                             YEAR ENDED NOVEMBER 30,
                                                                              1996            1995
                                                                             -------         -------
                             Number of shares                                259,000         160,000
                             Weighted average discount to net asset value         9%             14%

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED NOVEMBER 30,
                                                    ---------------------------------------------------
                                                      1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $13.33     12.40     10.67      8.99     11.08
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .36       .37       .32       .40       .54
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               2.69      1.01      1.41      1.28     (2.48)
--------------------------------------------------------------------------------------------------------
Total from investment operations                        3.05      1.38      1.73      1.68     (1.94)
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .42       .45        --        --       .15
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .29        --        --        --        --
--------------------------------------------------------------------------------------------------------
Total dividends                                          .71       .45        --        --       .15
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $15.67     13.33     12.40     10.67      8.99
--------------------------------------------------------------------------------------------------------
Market value, end of year                             $12.50     10.88     10.00      9.63      7.50
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 TOTAL RETURN
--------------------------------------------------------------------------------------------------------
Based on net asset value                               24.12%    11.62     16.21     18.69    (17.73)
--------------------------------------------------------------------------------------------------------
Based on market value                                  22.38%    13.88      3.90     28.33    (22.83)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------
Expenses                                                1.25%     1.22      1.23      1.22      1.22
--------------------------------------------------------------------------------------------------------
Net investment income                                   2.46%     2.89      2.57      3.97      4.98
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $263,935   227,997   213,972   184,884   156,179
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   45%       69        85        50        72


--------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended November 30, 1996 was $.0609.
--------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of THE GROWTH
                             FUND OF SPAIN, INC. (the "Fund"). If you wish to participate and your shares are held in your own name, no further action on your part is required;
                             you are automatically enrolled in the Plan. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communications regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

DIRECTORS & OFFICERS

DIRECTORS                       OFFICERS


STEPHEN B. TIMBERS              DENNIS H. FERRO
President and Director          Vice President

JAMES E. ATKINS                 CHARLES R. MANZONI, J
Director                        Vice President

ARTHUR R. GOTTSCHALK            JOHN E. NEAL
Director                        Vice President

FREDERICK T. KELSEY             STEVEN H. REYNOLDS
Director                        Vice President

DOMINIQUE P. MORAX              PHILIP J. COLLORA
Director                        Vice President
                                and Secretary

FRED B. RENWICK                 JEROME L. DUFFY
Director                        Treasurer

JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director


--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           KEMPER SERVICE COMPANY
                                    P.O. Box 419066
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    127 West 10th Street
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                   BANCO SANTANDER
                                    Madrid, Spain

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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